UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 24, 2024

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip Code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Issuance of Notes

On September 24, 2024, ONEOK, Inc. (“ONEOK”) completed its previously announced underwritten public offering (the “Offering”) of $1.25 billion aggregate principal amount of its 4.250% notes due 2027 (the “2027 Notes”), $600 million aggregate principal amount of its 4.400% notes due 2029 (the “2029 Notes”), $1.25 billion aggregate principal amount of its 4.750% notes due 2031 (the “2031 Notes”), $1.60 billion aggregate principal amount of its 5.050% notes due 2034 (the “2034 Notes”), $1.50 billion aggregate principal amount of its 5.700% notes due 2054 (the “2054 Notes”), and $800 million aggregate principal amount of its 5.850% notes due 2064 (the “2064 Notes” and, together with the 2027 Notes, the 2029 Notes, the 2031 Notes, the 2034 Notes and the 2054 Notes, the “Notes”). The Notes are guaranteed by ONEOK Partners, L.P. (“ONEOK Partners”), ONEOK Partners Intermediate Limited Partnership (“ONEOK Partners Intermediate”) and Magellan Midstream Partners, L.P. (together with ONEOK Partners and ONEOK Partners Intermediate, the “Guarantors”).

ONEOK intends to use the net proceeds from the Offering of approximately $6.9 billion, after deducting underwriting discounts and estimated offering expenses, to fund the purchase prices for its previously announced transactions with affiliates of Global Infrastructure Partners (“GIP”) to acquire GIP’s entire interests in EnLink Midstream, LLC (“EnLink” and, such transaction, the “EnLink Transaction”) and Medallion Midstream, LLC (such transaction, together with the EnLink Transaction, the “Transactions”) and to pay related fees and expenses. ONEOK intends to use any remaining net proceeds for general corporate purposes, which may include the repayment of outstanding indebtedness, including the repurchase or redemption of existing notes.

In connection with the issuance of the Notes, ONEOK terminated $6.0 billion in commitments under the previously disclosed debt commitment letter with JPMorgan Chase Bank, N.A. and Goldman Sachs Bank USA (collectively, the “Banks”) pursuant to which the Banks agreed to provide ONEOK with an unsecured term loan facility in an aggregate amount of $6.0 billion available in two draws (the “Commitments”). The Commitments were voluntarily terminated by ONEOK, as ONEOK determined that the Commitments were no longer necessary to finance the Transactions.

Supplemental Indentures and Notes

ONEOK registered the sale of the Notes with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-3 (Registration No. 333-272782) filed on June 20, 2023, as amended by Post-Effective Amendment No. 1 to Form S-3, filed on September 10, 2024.

The terms of the Notes and the guarantees related thereto are governed by the Indenture, dated as of January 26, 2012, between ONEOK and U.S. Bank Trust Company, National Association (successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by (i) the Twenty-Sixth Supplemental Indenture in the case of the 2027 Notes, (ii) the Twenty-Seventh Supplemental Indenture in the case of the 2029 Notes, (iii) the Twenty-Eighth Supplemental Indenture in the case of the 2031 Notes, (iv) the Twenty-Ninth Supplemental Indenture in the case of the 2034 Notes, (v) the Thirtieth Supplemental Indenture in the case of the 2054 Notes and (vi) the Thirty-First Supplemental Indenture in the case of the 2064 Notes, and in each case dated as of September 24, 2024, by and among ONEOK, the Guarantors and the Trustee (collectively, the “Supplemental Indentures”).

The 2027 Notes, the 2029 Notes and the 2031 Notes are subject to a special mandatory redemption such that: if (i) the consummation of the EnLink Transaction does not occur on or before the later of (x) the date that is five business days after August 28, 2025 and (y) the date that is five business days after the date to which the outside date under the Purchase Agreement, dated as of August 28, 2024, by and among ONEOK, GIP III Stetson I, L.P., GIP III Stetson II, L.P. and EnLink Midstream Manager, LLC, acting solely in its individual capacity and not in its capacity as managing member of EnLink (the “EnLink Purchase Agreement”), may be extended (such later date, the “Outside Date”), (ii) prior to the Outside Date, the EnLink Purchase Agreement is terminated or (iii) ONEOK otherwise notifies the Trustee in writing that ONEOK will not pursue the consummation of the EnLink Transaction, ONEOK will be required to redeem the 2027 Notes, the 2029 Notes and the 2031 Notes then outstanding, at a special mandatory redemption price equal to 101% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (as defined in the applicable Supplemental Indenture).

The foregoing description of the Supplemental Indentures is qualified in its entirety by reference to the Supplemental Indentures, copies of which are filed herewith as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 and are incorporated herein by reference, and to the forms of the Notes, copies of which are filed herewith as Exhibits 4.8, 4.9, 4.10, 4.11, 4.12 and 4.13 and are incorporated herein by reference.

Affiliations

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. The Underwriters and their respective affiliates have provided in the past and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for ONEOK or its subsidiaries for which they will receive customary fees. Affiliates of certain of the Underwriters are also agents and/or lenders under ONEOK’s credit facilities and dealers under ONEOK’s commercial paper program.

The Trustee and certain of its affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial and investment banking services for ONEOK or the Guarantors for which they received or will receive customary fees and expenses. The Trustee is a lender under ONEOK’s credit facility.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under “Supplemental Indentures and Notes” in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
4.1	Indenture, dated January 26, 2012, among ONEOK, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to ONEOK, Inc.’s Current Report on Form 8-K filed January 26, 2012 (File No. 1-13643)).
4.2	Twenty-Sixth Supplemental Indenture, dated as of September 24, 2024, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and U.S. Bank National Association, as trustee, with respect to 4.250% Notes due 2027.
4.3	Twenty-Seventh Supplemental Indenture, dated as of September 24, 2024, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and U.S. Bank National Association, as trustee, with respect to 4.400% Notes due 2029.
4.4	Twenty-Eighth Supplemental Indenture, dated as of September 24, 2024, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and U.S. Bank National Association, as trustee, with respect to 4.750% Notes due 2031.
4.5	Twenty-Ninth Supplemental Indenture, dated as of September 24, 2024, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and U.S. Bank National Association, as trustee, with respect to 5.050% Notes due 2034.
4.6	Thirtieth Supplemental Indenture, dated as of September 24, 2024, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and U.S. Bank National Association, as trustee, with respect to 5.700% Notes due 2054.
4.7	Thirty-First Supplemental Indenture, dated as of September 24, 2024, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and U.S. Bank National Association, as trustee, with respect to 5.850% Notes due 2064.
4.8	Form of Note due 2027 (included in Exhibit 4.2 hereto).
4.9	Form of Note due 2029 (included in Exhibit 4.3 hereto).
4.10	Form of Note due 2031 (included in Exhibit 4.4 hereto).
4.11	Form of Note due 2034 (included in Exhibit 4.5 hereto).
4.12	Form of Note due 2054 (included in Exhibit 4.6 hereto).
4.13	Form of Note due 2064 (included in Exhibit 4.7 hereto).
5.1	Opinion of Kirkland & Ellis LLP.
5.2	Opinion of GableGotwals.
23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 hereto).
23.2	Consent of GableGotwals (included in Exhibit 5.2 hereto).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK, INC.

Date: September 24, 2024	By:	/s/ Walter S. Hulse III
	Name:	Walter S. Hulse III
	Title:	Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

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